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                                                                   EX-99.906CERT

                   COMPASS GLOBAL GOVERNMENTS VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     I, Richard M. Hisey, certify that:

     1. The Form N-CSR (the "Report") of Compass Global Governments Variable Account (the "Registrant") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  August 25, 2003                RICHARD M. HISEY
       ------------------------       ------------------------------------------
                                      Richard M. Hisey
                                      Treasurer (Principal Financial Officer and
                                      Accounting Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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                                                                  EX-99.906 CERT

                   COMPASS GLOBAL GOVERNMENTS VARIABLE ACCOUNT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     I, John W. Ballen, certify that:

     1. The Form N-CSR (the "Report") of Compass Global Governments Variable Account (the "Registrant") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  August 25, 2003                JOHN W. BALLEN
       ------------------------       ---------------------------------------
                                      John W. Ballen
                                      President (Principal Executive Officer)


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.